Net Other Operating (Income) Losses (Notes)	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Net other operating (income) losses	Net Other Operating Income
Net other operating income includes the following:

Year ended Dec. 31	2019	2018	2017
Alberta Off-Coal Agreement	(40)	(40)	(40)
Mississauga cogeneration facility NUG Contract	(1)	—	(9)
Insurance recoveries	(10)	(7)	—
Other expenses	2	—	—
Net other operating income	(49)	(47)	(49)

A. Alberta Off-Coal Agreement
The Corporation receives payments from the Government of Alberta for the cessation of coal-fired emissions from its interest in the Keephills 3, Genesee 3 and Sheerness coal-fired plants on or before Dec. 31, 2030. The swap of ownership interests in Keephills 3 and Genesee 3 will not impact the payments received. Refer to Note 4(D) for further details.

Under the terms of the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million ($37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030. The Corporation recognizes the off-coal payments evenly throughout the year. Receipt of the payments is subject to certain terms and conditions. The OCA’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030. The affected plants are not, however, precluded from generating electricity at any time by any method, other than generation resulting in coal-fired emissions after Dec. 31, 2030. In July 2018, the Corporation obtained financing against the OCA payments. Refer to Note 4(P) and 23 for further details.

B. Mississauga Cogeneration Facility Contract
On Dec. 22, 2016, the Corporation announced it had signed the NUG Contract with the IESO for its Mississauga cogeneration facility. The contract was effective on Jan. 1, 2017. The Corporation agreed to terminate the prior contract with the IESO early, which would have otherwise terminated in December 2018.
During the fourth quarter of 2017, the Corporation renegotiated the facility's land lease agreement at a lower cost than previously estimated in 2016, and accordingly, recognized a gain of $9 million.
In December 2018, TransAlta exercised its option to terminate its land lease agreement for the site with Boeing Canada Inc. effective Jan. 1, 2021. TransAlta is required to remove the plant and restore the site within the three-year time frame.

C. Insurance Recoveries
During 2019, the Corporation received $10 million in insurance recoveries, which related to insurance proceeds for tower fires at Wyoming Wind and Summerview.

During 2018, the Corporation received $7 million in insurance recoveries, of which $6 million related to insurance proceeds for the tower fire at Wyoming Wind and a $1 million claim related to equipment repairs within Canadian Coal. There were no insurance recoveries in 2017.